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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                            reported): June 27, 2000
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                         United Therapeutics Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Delaware             000-26301                52-1984749
         --------             ---------                ----------
      (State or Other        (Commission            (I.R.S. Employer
      Jurisdiction of        File Number)        Identification Number)
      Incorporation)




              1110 Spring Street
              Silver Spring, MD                         20910
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   (Address of Principal Executive Offices)           (Zip Code)


               Registrant's telephone number, including area code:

                                 (301) 608-9292
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ITEM 5.  OTHER EVENTS.

       On June 27, 2000, the Registrant issued a press release, a copy of which is attached hereto and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits

              Exhibit No.                      Description
              -----------                      -----------

                99.1             Registrant's press release dated June 27, 2000




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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         United Therapeutics Corporation
                                         (Registrant)


Date:  June 28, 2000                     By:   /s/ Martine A. Rothblatt
                                              ---------------------------------
                                            Name:   Martine A. Rothblatt
                                            Title:  Chairman and CEO



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                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------

   99.1                       Registrant's press release dated June 27, 2000